40204  1/98
Prospectus Supplement
dated January 16, 1998 to:
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PUTNAM FEDERAL INCOME TRUST (the "fund")
Prospectuses dated February 28, 1997

1.  Effective immediately the first sentence under the heading
"Basic Investment strategy" is replaced with the following:

     The fund will seek its objectives by investing in debt securities, including government and corporate obligations.
Under normal market conditions, the fund will invest at least 65% of its total assets in U.S. government securities.

2. The sixth paragraph under the heading "Basic Investment strategy" is deleted.